UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2007

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3100 Ocean Park Boulevard, Santa
Monica, CA		90405
(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operation and Financial Condition.

On February 7, 2007, Activision, Inc. (the “Company”) issued a press release announcing additional preliminary financial results for the Company for the fiscal quarter ended September 30, 2006, preliminary financial results for the Company for the fiscal quarter ended December 31, 2006 and its outlook for future periods. A copy of the press release is attached hereto as Exhibit 99.1.  The fiscal 2007 financial results and guidance in that release do not take into account any adjustments for additional expenses that may be required in connection with the previously announced ongoing review of the Company’s historical stock option grant practices.  The fiscal 2007 financial results also exclude any adjustments that may be required by the occurrence of an event subsequent to this release that affects the estimates inherent in the process of preparing those results, and should be considered preliminary until the Company files its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31, 2006.  Further, the historical results in that release do not take into account any restatements that may be required in connection with that review, or the determination of the Company’s audit committee on January 23, 2007 that the Company’s financial statements (as well as earnings releases and similar communications) relating to the fiscal periods referred to in the release (and other periods dating back to fiscal 1992) should no longer be relied upon, and, therefore, are presented for comparative purposes only.

As previously announced, the Company hosted a conference call and Webcast in conjunction with that release.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1                           Press Release dated February 7, 2007

Cautionary Note Regarding Financial Results and Outlook and Other Forward-looking Statements:  The financial results reported in the press release attached hereto as Exhibit 99.1 do not take into account any adjustments or restatements that may be required in connection with the ongoing review of the Company’s historical stock option grant practices by the sub-committee of independent directors of the Company.  Further information on that review is discussed in previous filings by the Company with the SEC.  As previously disclosed, the Company’s financial statements, earnings releases and similar communications relating to fiscal periods commencing with the Company’s 1992 fiscal year should no longer be relied upon and historical financial results are presented for comparative purposes only.  The Company expects to restate previously issued financial statements relating to such periods and any restatement of the Company’s historical financial statements could result in changes to the Company’s fiscal year 2007 financial statements.  Further, until the Company files its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31, 2006, the Company will be required to adjust the financial results for those quarters to account for any subsequent events that affect the estimates inherent in the process of preparing results for those quarters, and those results should be considered preliminary until the Company files those reports.

Information in this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by words such as “appears,” “likely,” “believes,” “may,” “will,” “would,” “plans,” “expects,” “intends” and similar expressions.  These risks and uncertainties include, but are not limited to, the adjustments and restatements referred to above, the findings of the special sub-committee, the effect of the special sub-committee’s review and conclusions and developments on the informal inquiry opened by the SEC in July 2006 and the derivative litigation filed in July 2006 against certain current and former directors and officers of the Company, the possibility that additional claims and proceedings will be commenced, including additional stockholder litigation, employee litigation, and additional action by the SEC and/or other regulatory agencies, direct and indirect expenses and diversion of management time resulting from or relating to the special sub-committee review and related regulatory proceedings and litigation, the Company’s ability to timely file required reports with the SEC, the possibility that the Company will be subject to delisting from the Nasdaq Global Select Market due to its inability to timely file periodic reports under the Securities Exchange Act of 1934.  Other factors that could cause the Company’s actual future results to differ materially from those expressed in the forward-looking statements set forth in this release include, without limitation, other litigation (unrelated to stock option granting practices), sales of the Company’s titles, shifts in consumer spending trends, the seasonal and cyclical nature of the interactive game market, the Company’s ability to predict consumer preferences among competing hardware platforms (including next-generation hardware), declines in software pricing, product returns and price protection, product delays, retail acceptance of the Company’s products, adoption rate of new hardware and related software, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third-party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities.  Other factors that could cause actual future results to differ materially from current expectations are described in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K dated October 25, 2006, November 6, 2006, November 15, 2006 and January 25, 2007.

The forward-looking statements in this current report on Form 8-K are based upon information available to the Company as of the date of the Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in the enumerated factors or in the Company’s assumptions, or otherwise, and forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and may cause its actual results to differ materially from its current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2007	ACTIVISION, INC.

	By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer of Activision
Publishing, Inc.
(Principal Financial and Accounting Officer of
Activision, Inc)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 7, 2007

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.